Exhibit 10.1
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
     This Ninth Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of May 5, 2009 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN 37027.
RECITALS:
     A. Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000 (the “Master Lease”), as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001 (the “First Amendment”), a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005 (the “Second Amendment”), a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006 (the “Third Amendment”), a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007 (the “Fourth Amendment”), a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007 (the “Fifth Amendment”), a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008 (the “Sixth Amendment”), a Seventh Amendment to Consolidated Amended and Restated Master Lease dated as of October 24, 2008, and an Eighth Amendment to Consolidated Amended and Restated Master Lease dated as of March 31, 2009 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.
     B. Lessee has requested that Lessor to make available to Lessee additional capital improvements funds in the amount of Five Million Dollars ($5,000,000), and Lessor desires to do so on the terms and conditions of this Amendment.
     NOW THEREFORE, the parties agree as follows:
     1. Definitions. Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Master Lease. From and after the date of this Amendment, each reference in the Existing Master Lease or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease as modified by this Amendment.
     2. Tenant Improvement Allowance. Pursuant to the Second Amendment, Lessor made available to Lessee an Improvement Allowance of Five Million Dollars ($5,000,000). Pursuant to the Third Amendment, Lessor made an additional Improvement Allowance of Five Million Dollars ($5,000,000) available to Lessee. Lessor hereby makes available to Lessee an additional improvement allowance equal to Five Million Dollars ($5,000,000) to be used for certain capital improvements to the Facilities. Such additional improvement allowance shall be used only for completion of capital improvements to the Facilities which shall be approved and constructed in accordance with the terms and provisions of Paragraph 2 of the Second

Amendment. The term “Capital Improvements” as and where used in Paragraph 2 of the Second Amendment shall be deemed to include such capital improvements. The additional improvement allowance shall be requested and disbursed in accordance with the provisions of Paragraph 3 of the Second Amendment. The term “Improvement Allowance”, as and where used in Paragraph 3 of the Second Amendment, shall be deemed to include and refer to the additional improvement allowance provided for in this paragraph, except that such additional improvement allowance shall be available for Capital Improvements completed on or before December 31, 2010 and the final request for disbursement shall be no later than March 31, 2011. The annual Base Rent payable under the Existing Master Lease shall be increased by the Improvement Allowance Adjustment Amount for each disbursement of such additional improvement allowance as provided in Paragraph 4 of the Second Amendment. In the event Lessor fails to pay Lessee any installment request for the additional improvement allowance as provided in Paragraph 3 of the Second Amendment, Lessee shall have the rights and remedies provided in Paragraph 4 of the Second Amendment and the provisions of Paragraph 4 of the Second Amendment shall apply to Lessee’s exercise of such rights and remedies.
     3. Representations and Warranties of Lessee. Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; and (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected.
     4. Expenses of Lender. Lessee shall pay all reasonable expenses of Lessor incurred in connection with this Amendment, including reasonable attorneys fees and expenses.
     5. Execution and Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.
     6. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.
     7. Enforceability. Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect. In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.
[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

2

Signature Page to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSOR: STERLING ACQUISITION CORP., a Kentucky corporation
By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

STATE OF MARYLAND	)

COUNTY OF BALTIMORE	)
This instrument was acknowledged before me on the ______ day of May, 2009, by Daniel J. Booth, the COO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

/s/ Judith A. Jacobs
Notary Public, Baltimore County, MD
My commission expires: ______________________

Signature Page 1 of 2

Signature Page to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSEE: DIVERSICARE LEASING CORP., a Tennessee corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP and CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
This instrument was acknowledged before me on the ______ day of May, 2009, by Glynn Riddle, the EVP & CFO of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

/s/ Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My commission expires: ______________________

Signature Page 2 of 2

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
     The undersigned hereby consent to the transactions contemplated by this Ninth Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment.

ADVOCAT, INC. a Delaware corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this ______ day of May, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My Commission expires: ______________________

Acknowledgement Page 1 of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
     The foregoing instrument was acknowledged before me this ______ day of May, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My Commission Expires: ______________________

Acknowledgement Page 2 of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC., a Delaware corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this ______ day of May, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My Commission Expires: ______________________

Acknowledgement Page 3 of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this ______ day of May, 2009, by Glynn Riddle, who is EVP & CFO of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My Commission Expires: ______________________

Acknowledgement Page 4 of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE TEXAS I, LLC
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE HUMBLE, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC
BY:	DIVERSICARE TEXAS I, LLC,
its sole member

By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this ______ day of May, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, and DIVERSICARE TREEMONT, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

/s/ Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My Commission Expires: ______________________

Acknowledgement Page 5 of 5